Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In Re.	Quanergy Systems, Inc.	§	Case No.	22-11305
§
§
	Debtor(s)	§
☐ Jointly Administered

Monthly Operating Report		Chapter 11

Reporting Period Ended: 08/31/2023		Petition Date: 12/13/2022

Months Pending: 9		Industry Classification: 5 4 1 4

Reporting Method:	Accrual Basis ☒	Cash Basis ☐

Debtor’s Full-Time Employees (current):		0

Debtor’s Full-Time Employees (as of date of order for relief):		87

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements
☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒	Statement of operations (profit or loss statement)
☒	Accounts receivable aging
☒	Postpetition liabilities aging
☐	Statement of capital assets
☒	Schedule of payments to professionals
☒	Schedule of payments to insiders
☒	All bank statements and bank reconciliations for the reporting period
☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Shane Reil	Shane Reil
Signature of Responsible Party	Printed Name of Responsible Party

09/20/2023
Date	Young Conaway Stargatt & Taylor, LLP
100 N. King Street Wilmington, DE 19801
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

Debtor's Name Quanergy Systems, Inc.	Case No. 22-11305

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$6,572,098

b.	Total receipts (net of transfers between accounts)	$287,669	$5,437,802

c.	Total disbursements (net of transfers between accounts)	$355,788	$8,035,675

d.	Cash balance end of month (a+b-c)	$6,503,979

e.	Disbursements made by third party for the benefit of the estate	$0	$0

f.	Total disbursements for quarterly fee calculation (c+e)	$355,788	$8,035,675

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$114,615

b.	Accounts receivable over 90 days outstanding (net of allowance)	$114,615

c.	Inventory ( Book ☐ Market ☐ Other ☒ (attach explanation))	$0

d	Total current assets	$11,014,011

e.	Total assets	$11,243,042

f.	Postpetition payables (excluding taxes)	$123,829

g.	Postpetition payables past due (excluding taxes)	$0

h.	Postpetition taxes payable	$0

i.	Postpetition taxes past due	$0

j.	Total postpetition debt (f+h)	$123,829

k.	Prepetition secured debt	$0

l.	Prepetition priority debt	$3,794

m.	Prepetition unsecured debt	$33,668,119

n.	Total liabilities (debt) (j+k+l+m)	$33,795,742

o.	Ending equity/net worth (e-n)	$-22,552,700

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$3,150,000

b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$625,000

c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$2,525,000

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0

b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0

c.	Gross profit (a-b)	$0

d.	Selling expenses	$26,765

e.	General and administrative expenses	$614,723

f.	Other expenses	$-97,943

g.	Depreciation and/or amortization (not included in 4b)	$0

h.	Interest	$0

i.	Taxes (local, state, and federal)	$0

j.	Reorganization items	$339,672

k.	Profit (loss)	$-883,217	$-36,020,016

UST Form 11-MOR (12/01/2021)	2

Debtor's Name Quanergy Systems, Inc.	Case No. 22-11305

Part 5: Professional Fees and Expenses				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total			$14,340	$2,711,256	$0	$1,750,366
	Itemized Breakdown by Firm

		Firm Name	Role
	i	Raymond James	Financial Professional	$0	$250,000	$0	$250,000

	ii	Cooley LLP	Lead Counsel	$0	$753,219	$0	$602,993

	iii	Young Conaway Stargatt Taylo	Co-Counsel	$0	$482,278	$0	$388,807

	iv	FTI	Financial Professional	$0	$556,113	$0	$444,891

	v	Stretto	Other	$0	$8,239	$0	$4,401

	vi	Seward & Kissel	Other	$14,340	$511,325	$0	$0

	vii	Sierra Constellation Partners	Other	$0	$150,082	$0	$59,274

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UST Form 11-MOR (12/01/2021)	3

Debtor's Name Quanergy Systems, Inc.	Case No. 22-11305

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UST Form 11-MOR (12/01/2021)	4

Debtor's Name Quanergy Systems, Inc.	Case No. 22-11305

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm

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UST Form 11-MOR (12/01/2021)	5

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UST Form 11-MOR (12/01/2021)	6

Debtor's Name Quanergy Systems, Inc.	Case No. 22-11305

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c.	All professional fees and expenses (debtor & committees)

UST Form 11-MOR (12/01/2021)	7

Debtor's Name Quanergy Systems, Inc.	Case No. 22-11305

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0

b.	Postpetition income taxes paid (local, state, and federal)	$0	$0

c.	Postpetition employer payroll taxes accrued	$0	$0

d.	Postpetition employer payroll taxes paid	$0	$353,308

e.	Postpetition property taxes paid	$0	$0

f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0

g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
a.	Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ☒	No ☐
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ☐	No ☒
c.	Were any payments made to or on behalf of insiders?	Yes ☒	No ☐
d.	Are you current on postpetition tax return filings?	Yes ☐	No ☒
e.	Are you current on postpetition estimated tax payments?	Yes ☐	No ☒
f.	Were all trust fund taxes remitted on a current basis?	Yes ☒	No ☐
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ☐	No ☒
h.	Were all payments made to or on behalf of professionals approved by the court?	Yes ☒	No ☐	N/A ☐
i.	Do you have: Worker’s compensation insurance?	Yes ☐	No ☒
	If yes, are your premiums current?	Yes ☐	No ☐	N/A ☒	(if no, see Instructions)
	Casualty/property insurance?	Yes ☐	No ☒
	If yes, are your premiums current?	Yes ☐	No ☐	N/A ☒	(if no, see Instructions)
	General liability insurance?	Yes ☐	No ☒
	If yes, are your premiums current?	Yes ☐	No ☐	N/A ☒	(if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?	Yes ☒	No ☐
k.	Has a disclosure statement been filed with the court?	Yes ☒	No ☐
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ☒	No ☐

UST Form 11-MOR (12/01/2021)	8

Debtor's Name Quanergy Systems, Inc.	Case No. 22-11305

Part 8: Individual Chapter 11 Debtors (Only)
a. Gross income (receipts) from salary and wages	$0

b. Gross income (receipts) from self-employment	$0

c. Gross income from all other sources	$0

d. Total income in the reporting period (a+b+c)	$0

e. Payroll deductions	$0

f. Self-employment related expenses	$0

g. Living expenses	$0

h. All other expenses	$0

i. Total expenses in the reporting period (e+f+g+h)	$0

j. Difference between total income and total expenses (d-i)	$0

k. List the total amount of all postpetition debts that are past due	$0

l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ☐ No ☒
m. If yes, have you made all Domestic Support Obligation payments?	Yes ☐ No ☐ N/A ☒

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C.

§§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Lawerence Perkins	Lawrence Perkins
Signature of Responsible Party	Printed Name of Responsible Party

Chief Restructuring Officer	09/20/2023
Title	Date

UST Form 11-MOR (12/01/2021)	9

Debtor's Name Quanergy Systems, Inc.	Case No. 22-11305

UST Form 11-MOR (12/01/2021)	10

Debtor's Name Quanergy Systems, Inc.	Case No. 22-11305

UST Form 11-MOR (12/01/2021)	11

Debtor's Name Quanergy Systems, Inc.	Case No. 22-11305

UST Form 11-MOR (12/01/2021)	12

THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re:	Chapter 11

QUANERGY SYSTEMS, INC.,[1]	Case No. 22-11305 (CTG)

Debtor.

NOTES TO MONTHLY OPERATING REPORT

On December 13, 2022 (the “Petition Date”), the above-captioned debtor and debtor in possession (the “Debtor”) filed a voluntary petition for relief under chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

Please be advised that the accompanying monthly operating report and the exhibits thereto (the “MOR”) are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects.

The MOR is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the reporting requirements of the Bankruptcy Code and the United States Trustee. The unaudited financial statements have been derived from the Debtor’s books and records. The MOR generally reflects the operations and financial position of the Debtor on a consolidated basis with non-Debtor Quanergy Perception Technologies, Inc. The information presented herein has not been subjected to all procedures that would typically be applied to financial information presented in accordance with U.S. GAAP. Upon the application of such procedures, the financial information could be subject to changes, and these changes could be material. The information furnished in the MOR includes normal recurring adjustments, but does not include all of the adjustments that would typically be made for interim financial statements in accordance with U.S. GAAP.

Given the complexity of the Debtor’s business, inadvertent errors, omissions or over-inclusions may have occurred. Accordingly, the Debtor hereby reserves the right to amend or supplement the MOR, if necessary, but shall be under no obligation to do so.

[1]

The Debtor and the last four digits of its taxpayer identification number are: Quanergy Systems, Inc. (5845). The Debtor’s mailing address for purposes of the Chapter 11 Case is c/o SierraConstellation Partners, LLC 355 S. Grand Avenue Suite 1450 Los Angeles, CA 90071.

Quanergy Systems, Inc.

Exhibits to the August MOR

For the period August 1, 2023 through August 31, 2023

Page#	Table of Contents

3	Statement of Cash Receipts and Disbursements

4	Balance Sheet for period ending August 31, 2023

5	Statement of Operations

6	Accounts Receivable as of August 31, 2023

7	Post-petition Accounts Payable as of August 31, 2023

8	Bank Reconciliation

9	Payments Made on Pre-Petition Debt as of August 31, 2023

10	Payments to Insiders

11	Payments to Professionals as of August 31, 2023

Quanergy Systems, Inc.

Statement of Cash Receipts and Disbursements

($ in USD)

8/1-8/31
Beginning Cash Balance	$6,572,098

Receipts
Collections	$183,837
Subsidiary dividend[1]	97,943
NewCo prefunding	5,889

Total Receipts	$287,669

Operating Disbursements
Pre-petition liability payments	$195,000
Prefunded NewCo payments	16,559
AP	126,824
Other	607

Total Operating Disbursements	$338,990

Operating Cash Flow	$(51,321)

Restructuring Related
Professional fees	$16,798

Total Restructuring Related	$16,798

Net Cash Flow	$(68,119)

Ending Cash Balance	$6,503,979

[1]

Subsidiary income represents the return of cash from the Company’s wholly owned subsidiaries which are being closed down. It is part of the accumulated profits of the subsidiaries in the foreign territories in which they operate, and the return of the remaining cash to the Company is considered dividend income.

Quanergy Systems, Inc.

Balance Sheet for period ending August 31, 2023

($ in USD)

8/31/2023
Assets
Current Assets:
Cash and cash equivalents	$6,503,979
Restricted cash	70,000
Accounts receivable, net of allowance for doubtful accounts	114,615
Prepaid business insurance and D&O	3,588,477
Prepaid expenses and other current assets	736,940

Total Current Assets	$11,014,011

Other long-term assets	$229,031

Total Assets	$11,243,042

Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$6,249,032
Accrued expenses	1,626,724
Accrued liabilities	9,827,864
Accrued liabilities (Post petition)	123,829
Professional fees (Post petition)	4,889,397
Other current liabilities	981,356

Total Current Liabilities	$23,698,202

Operating lease liabilities	$478,156
Other long-term liabilities	9,619,384

Total Liabilities	$33,795,742

Total Stockholders’ equity	$(22,552,700)

Total Liabilities and Stockholders’ Equity	$11,243,042

Quanergy Systems, Inc.

Statement of Operations

($ in USD)

8/1-8/31
Revenue	$—
Cost of sales	—

Gross Margin	$—

Selling expenses	$26,765
General and administrative	136,567
Lease expenses	478,156
Restructuring expenses	339,672
Other operating expenses	(97,943)

Income (loss) from operations	$(883,217)

Other income:
Interest income	$—
Loss on asset sale	—

Income (loss) before income taxes	$(883,217)

Income tax	$—

Net Income (loss)	$(883,217)

Quanergy Systems, Inc.

Accounts Receivable as of August 31, 2023

($ in USD)

8/31/2023
Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	$793,249
+ Amounts billed during the period	—
- Amounts collected during the period	(183,837)

Total Accounts Receivable at the end of the reporting period	$609,412

8/31/2023
Accounts Receivable Aging
Current	$—
1-30 Days Past Due	—
31-60 Days Past Due	—
61-90 Days Past Due	—
91+ Days Past Due	609,412

Total	$609,412

Quanergy Systems, Inc.

Post-petition Accounts Payable Aging as of August 31, 2023

($ in USD)

8/31/2023
Current	$—
1-30 Days Past Due	—
31-60 Days Past Due	—
61-90 Days Past Due	—

Total	$—

Quanergy Systems, Inc.

Bank Reconciliation

($in USD)

Silicon Valley Bank x2011

Bank Reconciliation	Bank Name	Bank Balance	Adjustments	Book Balance
x2011	Silicon Valley Bank	$1,707,775	$—	$1,707,775

Silicon Valley Bank x4224

Bank Reconciliation	Bank Name	Bank Balance	Adjustments	Book Balance
x4224	Silicon Valley Bank	$70,000	$—	$70,000

Silicon Valley Bank x1506

Bank Reconciliation	Bank Name	Bank Balance	Adjustments	Book Balance
x1506	Silicon Valley Bank	$4,788,204	$—	$4,788,204

Silicon Valley Bank x1498

Bank Reconciliation	Bank Name	Bank Balance	Adjustments	Book Balance
x1498	Silicon Valley Bank	$8,000	$—	$8,000

Silicon Valley Bank x2927

Bank Reconciliation	Bank Name	Bank Balance	Adjustments	Book Balance
x2927	Silicon Valley Bank	$—	$—	$—

Silicon Valley Bank x1679

Bank Reconciliation	Bank Name	Bank Balance	Adjustments	Book Balance
x1679	Silicon Valley Bank	$—	$—	$—

Quanergy Systems, Inc.

Payments Made on Pre-Petition Debt as of August 31, 2023

($ in USD)

Payee Name	Date	Amount	Description
Credit Suisse Securities (USA) LLC Settlement	8/2/2023	$125,000	As approved under D.I. 363
GEM Yield Bahamas LTD Settlement	8/2/2023	70,000	As approved under D.I. 363

Total		$195,000

Quanergy Systems, Inc.

Payments to Insiders (8/1/2023 - 8/31/2023)

($ in USD)

as of	Description	Amount
8/31/2023	Salary, benefits & consulting	$24,167

Quanergy Systems, Inc.

Payments to Professionals as of August 31, 2023

($ in USD)

Professional Firm	Date	Amount	Description
Stretto	8/22/2023	$16,798	Professional fees for services rendered from July 1, 2023 - July 31, 2023

Total		$16,798	Total professional fees paid in current month